                          SCHEDULE 14A (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         OMNIVISION TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:  $0

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:  Schedule 14A

     -------------------------------------------------------------------------


     (3) Filing Party:  OmniVision Technologies, Inc.

     -------------------------------------------------------------------------


     (4) Date Filed:  8/17/01

     -------------------------------------------------------------------------

                         OMNIVISION TECHNOLOGIES, INC.

                               ----------------

                 NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held September 17, 2001

TO THE STOCKHOLDERS:

  NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders of OMNIVISION TECHNOLOGIES, INC. (the "Company"), a Delaware corporation, will be held on September 17, 2001 at 2:00 p.m. local time, at 930 Thompson Place, Sunnyvale, California 94085, for the following purposes:

  1. To elect two (2) Class I directors to serve until the expiration of their three (3) year terms or until their successors are duly elected or appointed and qualified.

  2. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending April 30, 2002.

  3. To transact such other business as may properly come before the Annual Meeting including any motion to adjourn to a later date to permit further solicitation of proxies if necessary, or before any adjournment thereof

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on August 3, 2001 are entitled to notice of and to vote at the meeting.

  All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a Proxy.

                                          Sincerely,
                                          /s/ Shaw Hong
                                          Shaw Hong
                                          President and Chief Executive
                                           Officer

Sunnyvale, California
August 17, 2001


                            YOUR VOTE IS IMPORTANT

  IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED
              TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS
        PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                         OMNIVISION TECHNOLOGIES, INC.

                               ----------------

                           PROXY STATEMENT FOR 2001
                        ANNUAL MEETING OF STOCKHOLDERS
                INFORMATION CONCERNING SOLICITATION AND VOTING

General

  The enclosed Proxy is solicited on behalf of the Board of Directors of OMINIVISION TECHNOLOGIES, INC., a Delaware corporation (the "Company"), for use at the 2001 Annual Meeting of Stockholders (the "Annual Meeting") to be held September 17, 2001 at 2:00 p.m. local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's principal executive offices which are located at 930 Thompson Place, Sunnyvale, California 94085. The Company's telephone number at that location is (408) 733-3030.

  These proxy solicitation materials and the Annual Report on Form 10-K for the year ended April 30, 2001 ("fiscal 2001"), including financial statements, were first mailed on or about August 17, 2001 to all stockholders entitled to vote at the meeting.

Record Date and Shares Outstanding

  Stockholders of record at the close of business on August 3, 2001 (the "Record Date") are entitled to notice of and to vote at the meeting. The Company has one series of common shares outstanding, designated common stock, $.001 par value. At the Record Date, 22,093,787 shares of the Company's common stock were issued and outstanding and held of record by 217 stockholders.

Revocability of Proxies

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person. Any written notice of revocation or subsequent proxy should be delivered to OmniVision Technologies, Inc. at 930 Thompson Place, Sunnyvale, California 94085, Attention: Gary Chen or hand delivered to Mr. Chen at or before the taking of the vote at the Annual Meeting.

Voting

  Each share of common stock outstanding on the Record Date is entitled to one vote. Every stockholder voting for the election of a director (Proposal One) may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that such stockholder is entitled to vote, or distribute such stockholder's votes on the same principle among as many candidates as the stockholder may select, provided, however, that votes cannot be cast for more than two candidates. However, no stockholder shall be entitled to cumulate votes for a nominee unless such nominee's name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice, prior to the voting, of his or her intention to cumulate the stockholder's votes. On all other matters, no stockholder shall be entitled to cumulative votes.

Solicitation of Proxies

  This solicitation of proxies is made by the Company, and all related costs will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

Quorum; Abstentions; Broker Non-Votes

  Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector") with the assistance of the Company's Transfer Agent. The Inspector will also determine whether or not a quorum is present. Except in certain specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law for approval of proposals presented to stockholders. In general, Delaware law also provides that to have a quorum a majority of shares entitled to vote must be present or represented by proxy at the meeting.

  The Inspector will treat shares that are voted "WITHHELD" or "ABSTAIN" as being present and entitled to vote for purposes of determining the presence of a quorum but will not be treated as votes in favor of approving any matter submitted to the stockholders for a vote. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted for the election of the Class I nominees for the Board of Directors set forth herein; for the ratification of PricewaterhouseCoopers LLC as independent auditors of the Company for the fiscal year ending April 30, 2002; and at the discretion of the proxyholders, upon such other business as may properly come before the Annual Meeting or any adjournment thereof

  If a broker indicates on the enclosed proxy or its substitute that such broker does not have discretionary authority as to certain shares to vote on a particular matter ("Broker Non-Votes"), those shares will not be considered as present with respect to that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

Deadline For Receipt of Stockholder Proposals

  Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules established by the Securities and Exchange Commission. Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2002 Annual Meeting of Stockholders must be received by the Company no later than April 19, 2002 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

  The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Annual Meeting. If a stockholder intends to submit a proposal at the Company's 2002 Annual Meeting, which is not eligible for inclusion in the proxy statement relating to that meeting, the stockholder must give the Company notice in accordance with the requirements set forth in the Securities Exchange Act of 1934, as amended, no later than July 3, 2002. If such a stockholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary authority when and if the proposal is raised at the Company's 2002 Annual Meeting.

                            PRINCIPAL STOCKHOLDERS

  The following table sets forth certain information regarding the beneficial ownership of common stock of the Company as of August 3, 2001 as to (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of common stock; (ii) each director of the Company;
(iii) each of the Named Executive Officers (as defined below under "Executive Compensation and Other Matters--Executive Compensation--Summary Compensation Table") and (iv) all directors and current executive officers of the Company as a group. Except as otherwise noted, the stockholders named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws.

                                                    Shares of Common Stock
                                                    Beneficially Owned(2)
                                                    ---------------------------
                                                                  Percent of
Name and Address of Stockholder(1)                    Number         Class
----------------------------------                  ------------- -------------
Mazama Capital Management, Inc.(3).................     1,552,250        7.03%
 One S.W. Columbia, Suite 1860
 Portland, Oregon 97258
Shaw Hong(4).......................................       975,568        4.42%
Tsuey-Jiuan Chen(5)................................       500,000        2.26%
Leon Malmed(6).....................................        17,500           *
H. Gene McCown(7)..................................        55,981           *
Henry M. O'Hara(8).................................         1,323           *
Robert Stroh(9)....................................       163,145           *
Edward C.V. Winn (10)..............................        12,500           *
Raymond Wu(11).....................................       683,485        3.09%
All Directors and Current Executive Officers as a
 Group (7 persons)(12).............................     2,408,179       10.90%

--------
*  Less than 1%

(1) Unless otherwise indicated, the address for each listed stockholder is c/o OmniVision Technologies, Inc., 930 Thompson Place, Sunnyvale, California 94085. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them.

(2) Applicable percentage ownership is based on 22,093,787 shares of common stock outstanding as of August 3, 2001 together with applicable options or warrants for such stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, based on factors including voting and investment power with respect to shares, subject to the applicable community property laws. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days after August 3, 2001 are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

(3) Reflects ownership as reported on Schedule 13G as of December 31, 2000 filed with the Securities and Exchange Commission on January 10, 2001 by Mazama Capital Management, Inc. ("Mazama"). Mazama is a registered investment advisor pursuant to the Investment Advisors Act of 1940, as amended. Mazama has sole voting power over 1,241,050 shares of common stock and sole dispositive power over 1,552,250 shares of common stock.

(4) Includes 38,201 shares of common stock and 5,925 shares of common stock which may be acquired upon exercise of stock options exercisable within 60 days of August 3, 2001 by Shaw Hong and Mr. Hong's wife, Wen Hong, respectively. Also, includes 673,442 shares of common stock held by the Hong Family Trust of which Mr. Hong is a trustee, 250,000 shares of common stock held in the Hong Family LLC of which Mr. Hong is a manager, and 8,000 shares of common stock held by Wen Hong. The beneficial ownership of Mr. Hong includes 79,250 shares of common stock subject to a right of repurchase by the Company within 60 days of August 3, 2001 in the event of termination of the employment of Mr. Hong. Mr. Hong has voting and dispositive control over all such shares.

(5) Ms. Chen was appointed to the Company's Board of Directors in August 2001. The beneficial ownership of Ms. Chen includes 333,333 shares of common stock held by Universal Venture Fund Inc. and 166,667 shares of common stock held by Power World Fund Inc. Ms. Chen is an Executive Vice President of Power World Capital Management, Inc. which is a general partner of each of Universal Venture Fund Inc. and Power World Fund Inc. Ms. Chen disclaims beneficial ownership of the shares held by each of these entities, except to the extent of her pecuniary interest therein.

(6) Includes 7,500 shares of common stock which may be acquired upon exercise of stock options exercisable within 60 days of August 3, 2001.

(7) Includes 46,950 shares of common stock which may be acquired upon exercise of stock options exercisable within 60 days of August 3, 2001.

(8)  Mr. O'Hara left the Company in May 2001.

(9) Includes 4,450 shares of common stock which may be acquired upon exercise of stock options exercisable within 60 days of August 3, 2001. The beneficial ownership of Mr. Stroh includes 21,750 shares of common stock subject to a right of repurchase by the Company within 60 days of August 3, 2001 in the event of termination of the employment of Mr. Stroh.

(10) Includes 7,500 shares of common stock which may be acquired upon exercise of stock options exercisable within 60 days of August 3, 2001.

(11) Includes 30,700 shares of common stock which may be acquired upon exercise of stock options exercisable within 60 days of August 3, 2001. Also, includes 32,000 shares of common stock held by the Raymond Wu Grantor Retained Annuity Trust of which Mr. Wu is a trustee and 32,000 shares of common stock held in the May Wu Grantor Retained Annuity Trust of which Mr. Wu is a trustee. The beneficial ownership of Mr. Wu includes 27,250 shares of common stock subject to a right of repurchase by the Company within 60 days of August 3, 2001 in the event of termination of the employment of Mr. Wu. Mr. Wu has voting and dispositive control over all such shares.

(12) Includes 141,226 shares of common stock which may be acquired upon exercise of stock options exercisable within 60 days of August 3, 2001.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

  Pursuant to the Company's Restated Certificate of Incorporation, the Company's Board of Directors currently consists of five persons, divided into three classes, Class I, Class II and Class III, with each class serving staggered terms of three years. Vacancies on the Board of Directors may be filled only by persons elected (i) by the affirmative vote of the holders of the then-outstanding shares of voting stock of the Company entitled to vote generally in the election of directors and voting together as a single class or (ii) by a majority of the remaining directors. A director elected by the Board of Directors to fill a vacancy (including a vacancy created by an increase in the Board of Directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is duly elected and qualified. Currently, there are two directors in Class I, two directors in Class II and one director in Class III. The Class I directors are to be elected at the Annual Meeting. The Class II directors and the Class III director will be elected at the Company's 2002 and 2003 Annual Meetings of Stockholders, respectively. The Class I directors to be elected at the 2001 Annual Meeting will hold office until the 2004 Annual Meeting of Stockholders or until their successors have been duly elected and qualified.

  In May 2001, Frank Huang resigned as a member of the Board of Directors. Mr. Huang was a Class III director. Mr. Huang had served as a member of the Board of Directors since 1999. Ms. Tsuey-Jiuan Chen was elected in August 2001 to fill the vacancy on the Board of Directors created by the resignation of Mr. Huang.

  Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominees named below, who are presently directors of the Company. In the event that the nominees of the Company are unable or decline to serve as directors at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Vote Required

  If a quorum is present and voting, the two nominees receiving the highest number of votes will be elected to the Board of Directors. Abstentions and Broker Non-Votes are not counted in the election of directors.

Information Concerning the Nominees and Incumbent Directors

  The following table sets forth the name and age of the nominees and each director of the Company whose term of office continues after the Annual Meeting, the principal occupation of each during the past five years and the period during which each has served as a director of the Company.

                                                                                     Director
          Name               Principal Occupation During the Past Five Years     Age  Since
          ----               -----------------------------------------------     --- --------
Nominees for Class I Directors:
Shaw Hong............... Shaw Hong, one of the Company's cofounders, has served   64   1995
                         as one of the Company's directors and as Chief
                         Executive Officer and President since May 1995. From
                         January 1990 to April 1995, Mr. Hong was the President
                         of HK Technology, Inc., an integrated circuit design
                         company. Mr. Hong holds a B.S. in Electrical
                         Engineering from Jiao Tong University in China and a
                         MS. in Electrical Engineering from Oregon State
                         University.

Edward C.V. Winn........ Edward C.V. Winn has served as one of the Company's      62   2000
                         directors since March 2000. From March 1992 to January
                         2000, Mr. Winn served in various capacities with
                         TriQuint Semiconductor, Inc., a semiconductor company,
                         most recently as Executive Vice President, Finance and
                         Administration and Chief Financial Officer. From 1985
                         until December 1991, he served in various capacities
                         with Avantek, Inc., a microwave semiconductor
                         corporation, most recently as Product Group Vice
                         President. Mr. Winn is also a director of Endwave,
                         Inc., a supplier of RF subsystems for broadband,
                         wireless access systems. Mr. Winn received a B.S. in
                         Physics from Rensselaer Polytechnic Institute and an
                         M.B.A. from Harvard University.

Continuing Class II Directors:

Raymond Wu.............. Raymond Wu, one of the Company's cofounders, has served  46   1995
                         as one of the Company's directors since May 1995 and as
                         the Executive Vice President since October of 1999.
                         From July 1998 to October 1999, Mr. Wu served as the
                         Company's Vice President of Business Development. From
                         May 1995 to July 1998, Mr. Wu was the head of the
                         Company's Sales department and Engineering department.
                         From January 1990 to April 1995, Mr. Wu held various
                         positions within the design and mechanical engineering
                         departments of HK Technology, Inc., an integrated
                         circuit design company. Mr. Wu received a B.S. in
                         Electrical Engineering from Chung-Yuan University in
                         Taiwan and a M.S. in Electrical Engineering from Wayne
                         State University.

Leon Malmed............. Leon Malmed has served as one of the Company's           63   2000
                         directors since March 2000. From December 1992 to March
                         2000, Mr. Malmed served in various capacities with
                         SanDisk Corporation, a designer and manufacturer of
                         flash memory storage products, most recently as Senior
                         Vice President of Worldwide Marketing and Sales. Mr.
                         Malmed is also a director of Socket Communications,
                         Inc., and Artisan Components, Inc. Mr. Malmed holds a
                         B.S. in Mechanical Engineering from the University of
                         Paris.

Continuing Class III Director:

Tsuey-Jiuan Chen........ Ms. Chen has served as one of the Company's directors    46   2001
                         since August 2001. From May 1999 to the present, Ms.
                         Chen has served as an Executive Vice President of Power
                         World Capital Management, Inc., a venture capital
                         management company. From March 1996 to March 1999, Ms.
                         Chen was a co-founder and Executive Vice President of
                         WI Harper Group, a venture capital firm. Ms. Chen holds
                         a M.S. in Accounting from the University of
                         Massachusetts at Amherst and a B.S. in Accounting from
                         National Cheng-Chi University in Taiwan.

Board of Director Meetings and Committees

  The Board of Directors of the Company held a total of eight meetings during fiscal 2001. Except for Frank Huang, no director attended fewer than 75% of the meetings of the Board of Directors and committees thereof held during fiscal 2001. The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors has no nominating committee or any committee performing such functions.

  The Audit Committee, which consists of Messrs. Winn and Malmed and Ms. Chen, met three times during fiscal 2001. The Audit Committee makes recommendations to the Board of Directors regarding the selection of the Company's independent auditors, reviews the results and scope of the audit and other services provided by the Company's independent auditors and reviews and evaluates the Company's control functions. In April 2000, the Board of Directors amended and restated the Audit Committee charter which is attached to this proxy as Appendix A.

  The Compensation Committee currently consists of Messrs. Winn and Malmed and Ms. Chen and met two times during fiscal 2001. The Compensation Committee makes recommendations regarding the Company's various incentive compensation and benefit plans and determines salaries for the Company's executive officers and incentive compensation for its employees and consultants.

Compensation of Directors

  Non-employee directors are reimbursed for certain expenses in connection with their attendance at the Company's Board of Directors and committee meetings. In addition, non-employee directors receive cash compensation in the amount of $1,500 per Board of Directors meeting attended, $500 per telephonic Board of Directors meeting attended and $500 per Committee meeting attended if such meeting is held separate from a Board of Directors meeting. Under the Company's 2000 Stock Plan, non-employee directors are eligible to receive stock option grants at the discretion of the Board of Directors. The Company's 2000 Director Stock Option Plan provides that each non-employee director shall automatically be granted a stock option for 20,000 shares (the "First Option") of common stock on the date that such individual becomes a non-employee director. After the First Option has been granted to a non-employee director, such non-employee director is thereafter automatically granted a stock option ( a "Subsequent Option") to purchase 10,000 shares of common stock at the first meeting of the Board of Directors following the Annual Meeting of Stockholders in each year, if, on such date, he or she will have served on the Board of Directors for more than six months. The First Option is exercisable while a non-employee director remains a director of the Company, and vests as to 1/4th of the shares of common stock subject to the First Option on the first anniversary of the date of grant, and as to 1/16th of the shares of common stock subject to the First Option at the end of each quarter thereafter. Subsequent Options are exercisable while the non-employee director remains a director of the Company and vest as to 1/16th of the shares of common stock subject to the Subsequent Option at the end of each quarter after the date of grant.

Compensation Committee Interlocks and Insider Participation

  None of the members of the Compensation Committee was, at any time since the Company's formation, an officer or employee of the Company. None of the Company's executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.


 THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE NOMINEES SET FORTH HEREIN.

                                 PROPOSAL TWO

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  The Board of Directors has selected PricewaterhouseCoopers LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending April 30, 2002.

  PricewaterhouseCoopers LLP has audited the Company's financial statements annually since 1998. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Vote Required

  Although action by stockholders is not required by law, the Board of Directors has determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding the selection, the Board of Directors, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Board of Directors feels that such a change would be in the best interest of the Company and its stockholders. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

Audit Fees

  For fiscal 2001, PricewaterhouseCoopers LLP billed the Company $152,180 in fees for audit of the Company's annual financial statements included in its annual report on Form 10-K and review of the Company's unaudited interim quarterly financial statements included in its quarterly reports on Form 10-Q.

Financial Information Systems Design and Implementation Fees

  The Company did not engage PricewaterhouseCoopers LLP to provide advice regarding financial information systems design and implementation during fiscal 2001.

All Other Fees

  Other fees for services rendered to the Company by PricewaterhouseCoopers LLP during fiscal 2001 were $331,824 for audit-related services and $135,391 for non-audit services. The Company's Audit Committee of its Board of Directors considered whether the rendering of such non-audit services was compatible with maintaining the independence of PricewaterhouseCoopers LLP.


 THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS
 INDEPENDENT AUDITORS.

                   EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

                          Summary Compensation Table

  The following Summary Compensation Table sets forth certain information regarding the compensation of the Chief Executive Officer of the Company and the four next most highly compensated executive officers of the Company in fiscal 2001 whose total cash compensation exceeded $100,000 (collectively, the "Named Executive Officers") for services rendered in all capacities to the Company for the fiscal years indicated.

                                                      Long-Term
                                     Annual          Compensation
                                  Compensation          Awards
                               --------------------- ------------
                                                      Number of
                                                      Securities   All Other
  Name and Principal    Fiscal                        Underlying  Compensation
       Position          Year  Salary($)    Bonus($)  Options(#)     ($)(1)
  ------------------    ------ ---------    -------- ------------ ------------
Shaw Hong..............  2001  $201,667     $    --        700      $10,396
 President, Chief        2000   152,000      105,063   165,000        8,281
  Executive Officer and
  Director

H. Gene McCown.........  2001   118,333          --        700        7,809
 Vice President of       2000    86,660(2)     2,000   130,000        3,307
  Finance and Chief
  Financial Officer

Henry M. O'Hara (3) ...  2001   120,000          --        700        7,859
 Former Vice President   2000     6,385          --    140,000          --
  of Worldwide Sales

Robert J. Stroh........  2001   110,000          --        700        7,559
 Vice President of       2000    90,610          --     10,000        4,151
  Strategic Marketing
  and Business
  Development

Raymond Wu.............  2001   146,667          --        700       12,980(4)
 Vice President and      2000   126,666       78,563    85,000        6,283
  Director

--------
(1) Consists of premiums paid by the Company for term life insurance and health benefit plans and contributions made by the Company to its 401(k) plan on behalf of the employee.

(2) Mr. McCown was hired as Vice President of Finance and Chief Financial Officer in July 1999.

(3) Mr. O'Hara was hired in April 2000 as Vice President of Worldwide Sales and left the Company in May 2001.

(4)  Mr. Wu received $1,500 from the Company's Employee Referral Program.

Option Grants in Last Fiscal Year

  The following table provides information relating to stock options awarded to each of the Named Executive Officers during the year ended April 30, 2001. All of the options were awarded under the Company's 2000 Stock Plan. All of the options granted vest over four years with 25% of the shares subject to the option vesting on the first anniversary of the grant date and 1/16th of the remaining shares vesting ratably each calendar quarter thereafter.

                                                                            Potential
                                                                            Realizable
                                                                             Value at
                                                                          Assumed Annual
                                        Individual Grants                 Rates of Stock
                         ------------------------------------------------     Price
                         Number of    Percent of                           Appreciation
                         Securities Total Options                          for Options
                         Underlying   Granted to                             Term(1)
                          Options    Employees in   Exercise   Expiration --------------
    Name                 Granted(#) Fiscal 2001(2) Price($)(3)    Date      5%     10%
    ----                 ---------- -------------- ----------- ---------- ------ -------
Shaw Hong...............    700          .07%        $13.00     07/13/10  $5,723 $14,503
H. Gene McCown..........    700          .07          13.00     07/13/10   5,723  14,503
Henry M. O'Hara.........    700          .07          13.00     07/13/10   5,723  14,503
Robert Stroh............    700          .07          13.00     07/13/10   5,723  14,503
Raymond Wu..............    700          .07          13.00     07/13/10   5,723  14,503

--------
(1) Potential realizable value is based on the assumption that the common stock of the Company appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the ten year option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future price growth.

(2) The percentages above are based on an aggregate of 1,015,358 shares subject to options the Company granted to employees and consultants in the year ended April 30, 2001.

(3) The exercise price per share of each option was equal to the fair market value of the common stock on the date of grant.

   Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option
                                    Values

  The following table presents information regarding the Named Executive Officers concerning option exercises for the year ended April 30, 2001 and exercisable and unexercisable options held as of April 30, 2001. The value of unexercised in-the-money options is based on a price of $4.70 per share, the closing sales price of the Company's common stock as reported on the Nasdaq National Market on April 30, 2001, minus the per share exercise price, multiplied by the number of shares underlying the option.

                                                    Number of Securities      Value of Unexercised
                           Shares                  Underlying Unexercised    In-the-Money Options at
                         Acquired on              Options at April 30, 2001      April 30, 2001
                          Exercise      Value     ------------------------- -------------------------
    Name                     (#)     Realized ($) Exercisable Unexercisable Exercisable Unexercisable
    ----                 ----------- ------------ ----------- ------------- ----------- -------------
Shaw Hong...............      --           --       29,750        86,250     $    --      $    --
H. Gene McCown..........    5,000      $28,438      38,200        87,500      141,000      305,500
Henry M. O'Hara.........      --           --       35,700       105,000          --           --
Robert Stroh............      --           --        3,200         7,500          --           --
Raymond Wu..............      --           --       20,700        60,000          --           --

Employment Agreements and Change of Control Arrangements

  The Company does not have any employment, noncompete and change in control arrangements and agreements with its current officers.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

  During fiscal 2001, the Company's executive compensation program was approved by the Board of Directors' Compensation Committee and the Board of Directors. The following is the report of the Compensation Committee with respect to the compensation paid to the Company's executive officers during fiscal 2001. Actual compensation earned during the fiscal year by the Named Executive Officers is shown in the Summary Compensation Table above. The members of the Compensation Committee during fiscal 2001 were Frank Huang, Leon Malmed and Edward C.V. Winn. Mr. Huang resigned from the Board of Directors and the Compensation Committee in May 2001. Ms. Tsuey-Jiuan Chen was elected to the Board of Directors and to the Compensation Committee in August 2001.

 Compensation Philosophy

  The Compensation Committee's philosophy in setting its compensation policies for executive officers is to maximize stockholder value over time. The primary goal of the Compensation Committee's executive compensation program is therefore to closely align the interests of the executive officers with those of the Compensation Committee's stockholders. To achieve this goal the Compensation Committee attempts to (i) offer compensation opportunities that attract and retain executives whose abilities are critical to the long-term success of the Company, motivate individuals to perform at their highest level and reward outstanding achievement, (ii) maintain a significant portion of the executive's total compensation at risk, tied to achievement of financial, organizational and management performance goals, and (iii) encourage executives to manage from the perspective of owners with an equity stake in the Company.

  The compensation program for the Company's executive officers consists of the following components: base salary and long-term stock option incentives.

 Base Salary

  The Compensation Committee reviewed and approved fiscal 2001 base salaries for the Chief Executive Officer and other executive officers during the fiscal year. Base salaries were established by the Compensation Committee based upon competitive compensation data for similarly situated companies in the semiconductor industry, the executive's job responsibilities, level of experience, individual performance and contribution to the business. Executive officer salaries have been targeted at the approximate average rates paid by comparable semiconductor companies to enable the Company to attract, motivate, reward and retain highly skilled executives. In order to evaluate the Company's competitive posture in the industry, the Compensation Committee reviewed and analyzed the compensation packages, including base salary levels, offered by other companies within the semiconductor industry. The competitive information was obtained from surveys prepared by national consulting companies or industry associations. In making base salary decisions, the Compensation Committee exercised its discretion and judgment based upon these factors. No specific formula was applied to determine the weight of each factor.

 Long-Term Stock Option Incentives

  The Company provides its executive officers with long-term incentive compensation through grants of stock options. In fiscal 2001, all options granted to executive officers were granted under the Company's 2000 Stock Plan. The Compensation Committee believes that stock options provide the Company's executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company's common stock. The Compensation Committee believes that stock options directly motivate an executive to maximize long-term stockholder value. The options also utilize vesting periods that encourage key executives to continue in the employ of the Company. All options granted to executive officers in fiscal 2001 were granted at an exercise price that was at the fair market value of the Company's common stock on the date of grant. The Compensation Committee considers the grant of each option subjectively, considering factors such as the individual performance of the executive officer and the anticipated contribution of the executive officer to the attainment of the Company's long-term strategic performance goals. Long-term incentives granted in prior years are also taken into consideration.

 Compensation for the President and Chief Executive Officer

  During fiscal 2001, the compensation of Shaw Hong, the President, Chief Executive Officer and a director of the Company, consisted of a base salary of $201,667. Mr. Hong did not receive a bonus in fiscal 2001. The Compensation Committee reviews the Chief Executive Officer's base compensation using the same criteria and policies as are employed for the other executive officers. Mr. Hong received an increase in base salary from $152,000 for fiscal 2000 to $201,667 for fiscal 2001 while Mr. Hong's bonus decreased from $105,063 in fiscal 2000 to none in fiscal 2001. The Compensation Committee based its decision to increase Mr. Hong's base salary on a variety of factors, including the increasing scope and responsibility of the Chief Executive Officer due to the Company's status as a public company and comparisons of chief executive officer compensation levels for similarly situated companies in the semiconductor industry. The Compensation Committee decided to reduce Mr. Hong's bonus for fiscal 2001 due to the performance of the Company and Mr. Hong's stated preference to have the Compensation Committee reduce his bonus for fiscal 2001.

 Section 162(m)

  The Compensation Committee has considered the potential future effects of
Section 162(m) of the Internal Revenue Code on the compensation paid to the Company's executive officers. Section 162(m) disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1.0 million in any taxable year for any of the executive officers named in the proxy statement, unless compensation is performance-based. It is the policy of the Company that, where reasonably practicable, the Company will seek to qualify the variable compensation paid to its executive officers for an exemption from the deductibility limitations of Section 162(m). In approving the amount and form of compensation for the Company's executive officers, the Compensation Committee will continue to consider all elements of the cost to the Company of providing such compensation, including the potential impact of Section 162(m).

                                          Respectfully submitted by:

                                          Tsuey-Jiuan Chen
                                          Leon Malmed
                                          Edward C.V. Winn

Report of the Audit Committee of the Board of Directors

  The Audit Committee of the Board of Directors is composed of three independent directors (each of which is independent under the applicable rules of the Nasdaq National Market) appointed by the Board of Directors, and it operates under a written, amended and restated charter adopted by the Board of Directors in April 2000. The members of the Audit Committee during fiscal 2001 were Frank Huang, Leon Malmed and Edward C.V. Winn. Mr. Huang resigned as a member of the Board of Directors and of the Audit Committee in May 2001. Ms. Chen was elected to the Audit Committee in August 2001. In accordance with its charter, the primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements and the Company's legal compliance and ethics programs as established by management and the Board of Directors.

  The Audit Committee received from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1 "Independence Discussion with Audit Committees," and discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors' independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls and responsibilities, budget, and staffing. The Audit Committee also reviewed with the independent auditors their audit plan, audit scope, and identification of audit risks.

  The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in the Statement on Auditing Standards No. 61, as amended, "Communications with Audit Committee" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Audit Committee reviewed and discussed the audited financial statements of the Company for the year ended April 30, 2001 with management and the independent auditors. Management had the responsibility for the preparation of the Company's financial statements and the independent auditors had the responsibility for the examination of those statements.

  Based on the above review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors at a meeting on June 5, 2001 that the Company's audited financial statements be included in its Annual Report on Form 10-K for the last year for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment, subject to stockholder approval, of the independent auditors, and the Board of Directors concurred in such recommendation.

Respectfully submitted by the Audit Committee of the Company's Board of
Directors:

                                          Tsuey-Jiuan Chen
                                          Leon Malmed
                                          Edward C.V. Winn

Certain Transactions

  In October 1995, Mr. Tai-Ching Shyu, a co-founder of the Company, purchased 300,000 shares of common stock pursuant to a Restricted Stock Purchase Agreement between the Company and Mr. Shyu. These shares of common stock were subject to a right of repurchase by the Company at the original purchase price of $.06 per share. This repurchase right lapsed as to one fifth of the shares upon the one year anniversary of the vesting start date and lapsed as to the remaining shares on a cumulative quarterly basis over a period of 48 months from the one year anniversary of the vesting start date. In addition, on June 1999, Mr. Shyu was granted and exercised in full, subject to repurchase by the Company at the original exercise price of $.06, an aggregate of 40,000 options to purchase common stock pursuant to the Company's 1995 stock option Plan. The repurchase right lapsed as to one fifth of the shares upon the one year anniversary of the vesting start date and lapsed as to the remaining shares on a cumulative quarterly basis over a period of 48 months from the one year anniversary of the vesting start date. In March 2000, the Company repurchased 70,000 shares of common stock from Mr. Shyu for an aggregate purchase price of $4,200 due to the termination of his employment with the Company.

  Frank Huang, a former director of the Company who resigned in May 2001, is the Chairman of the Board of Directors of Powerchip Semiconductor Corp., a joint venture between UMAX Group and Mitsubishi Electrical Corporation. Mr. Huang is also the Chairman of the Board of Directors of UMAX Group. The Company has entered into a Confidential Foundry Agreement with Powerchip Semiconductor Corp., dated March 13, 1998, under which Powerchip Semiconductor Corp. has agreed to supply the Company with semiconductor wafers. The Company's total purchases from Powerchip Semiconductor Corp. were $5,000, $6,857,000 and $22,011,000 for the years ended April 30, 1999, 2000, and 2001, respectively. These transactions were on terms no less favorable than the Company could have obtained from unaffiliated third parties. In addition, Powerchip Semiconductor Corp. owns 333,333 shares of the Company's common stock.

  Mr. Huang is also the Chairman of the Board of Directors of Power World Capital Management, Inc. ("Power World') and Tsuey-Jiuan Chen, a director of the Company, is an Executive Vice President of Power World. Power World is the general partner of each of Universal Venture Fund Inc. and Power World Venture Fund Inc., which own 333,333 shares of common stock and 166,667 shares of common stock, respectively.

  In February 2001, the Company entered into a Severance Agreement and Release of Claims (the "Severance Agreement") with Henry M. O'Hara, the Company's former Vice President of Worldwide Sales, in connection with his resignation as an executive officer of the Company. Under the terms of the Severance Agreement, the Company and Mr. O'Hara agreed to terminate their relationship in May 2001. On the termination date, the Company paid Mr. O'Hara a lump sum of $30,000. Mr. O'Hara released the Company from any and all claims or any liability for compensation except as set forth in the Severance Agreement.

  In December 2000, the Company formed a wholly-owned, Cayman Islands subsidiary, HuaWei Technology International, Ltd. ("HuaWei"). In connection with the formation of HuaWei, the Company purchased 4,000,000 shares of HuaWei's common stock at a purchase price of $.03 per share for an aggregate purchase price of $120,000. As of August 3, 2001, the Company anticipates granting to its employees options to purchase approximately 3,000,000 of HuaWei' s common stock pursuant to a 2001 Nonstatutory Stock Option Plan. The Company expects these options to vest as to one half of the shares underlying the option on the first anniversary of the date of grant and 1/24th of the shares subject to the option shall vest on the last day of each month thereafter. The Company anticipates granting an option to purchase 500,000 of these shares to Shaw Hong, an option to purchase 400,000 of these shares to Raymond Wu and an option to purchase 150,000 of these shares to H. Gene McCown. As of August 3, 2001, the Company had not determined the exercise price of these options to purchase shares of HuaWei's common stock.

                               PERFORMANCE GRAPH

  Set forth below is a line graph comparing the annual percentage change in the cumulative return to the stockholders of the Company's common stock with the cumulative return of the Nasdaq Stock Market (U.S.) Index and of the JP Morgan H & Q Semiconductor Index for the period commencing July 14, 2000 and ending on April 30, 2001. Returns for the indices are weighed based on market capitalization at the beginning of each fiscal year.

                COMPARISON OF 9 MONTH CUMULATIVE TOTAL RETURN*
                     AMONG OMNIVISION TECHNOLOGIES, INC.,
                     THE NASDAQ STOCK MARKET (U.S.) INDEX
                  AND THE JP MORGAN H & Q SEMICONDUCTOR INDEX

                                    [GRAPH]

                                        07/14/00 04/30/01
                                        -------- --------
   OmniVision Technologies, Inc.         100.00   36.15
   Nasdaq Stock Market (U.S.) Index      100.00   49.39
   JP Morgan H & Q Semiconductor Index   100.00   56.14

--------
(1) The graph assumes that $100 was invested on July 14, 2000 in the Company's common stock and the Nasdaq Stock Market (U.S.) Index and in the JP Morgan H & Q Semiconductor Index and that all dividends were reinvested. No dividends have been declared or paid on the Company's common stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

  The information contained above under the captions "Report of the Compensation Committee of the Board of Directors on Executive Compensation," "Report of the Audit Committee of the Board of Directors" and "Performance Graph" shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in to such filing.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from reporting persons, the Company believes that, during fiscal 2001, all such forms were filed on a timely basis.

Other Matters

  The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS

Dated: August 17, 2001

                             AMENDED AND RESTATED
                        CHARTER FOR THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                                      OF
                         OMNIVISION TECHNOLOGIES, INC.

PURPOSE:

  The purpose of the Audit Committee of the Board of Directors of OmniVision Technologies, Inc. and its subsidiaries (the "Company"), shall be to make such examinations as are necessary to monitor the Company's systems of internal control and the reliability of its financial policies, to review and report to the Board of Directors the appropriateness of the Company's accounting policies, compliance with legal and regulatory matters and the independence and performance of the Company's internal auditors and independent accountants, to provide to the Board of Directors the results of its examinations and recommendations derived therefrom, to outline to the Board of Directors improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require the Board of Directors' attention.

  In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribe.

MEMBERSHIP:

  The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors, meeting the following criteria:

  1. Each member will be able to read and understand fundamental financial statements, in accordance with the NASDAQ National Market Audit Committee requirements; and

  2. At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer with financial oversight responsibilities; and

  3. (i) Each member will be an independent director, as defined in NASDAQ Rule 4200; or (ii) if the Board of Directors determines it to be in the best interests of the Company and its shareholders to have one (1) non-independent director, and the Board of Directors discloses the reasons for the determination in the Company's next annual proxy statement, then the Company may appoint one (I) non-independent director to the Audit Committee if the director is not a current employee or officer, or an immediate family member of a current employee or officer.

RESPONSIBILITIES:

  The responsibilities of the Audit Committee shall include:

  1. Reviewing on a continuing basis the adequacy of the Company's system of internal controls;

  2. Reviewing on a continuing basis the activities, organizational structure and qualifications of the Company's finance department;

  3. Recommending the appointment of independent auditors to the Board of Directors;

  4. Reviewing fee arrangements with the independent auditors;

  5. Reviewing the independent auditors' proposed audit scope, approach, and independence;

  6. Reviewing the performance of the independent auditors, who shall be accountable to the Board and the Audit Committee;

  7. Discussing with the Company's independent auditors the financial statements and audit findings, including discussing with the Company's independent auditors any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented;

  8. Reviewing the written disclosures and the letter from the Company's independent auditors required by ISB Standard No. 1, as may be modified or supplemented;

  9. Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

  10. Reviewing before release the audited financial statements and Management's Discussion and Analysis in the Company's annual report on Form 10-K;

  11. Ensuring that the Company's independent auditors review the Company's interim financial statements included in quarterly reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

  12. Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release;

  13. Overseeing compliance with the requirements of the Securities and Exchange Commission for disclosure of independent auditor's services and audit committee members and activities;

  14. Reviewing management's monitoring of compliance with the Company's Standards of Business Conduct and with the Foreign Corrupt Practices Act;

  15. Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

  16. Providing oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments;

  17. If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist;

  18. Reviewing related party transactions for potential conflicts of interest;

  19. Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulations S-K and Item 7(e)(3) of
      Schedule 14A;

  20. Reviewing its own structure, processes and membership requirements; and

  21. Performing other oversight functions as requested by the full Board of Directors.

  In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it, and will report, at least annually, to the Board regarding the Committee's examinations and recommendations.

  The Audit Committee is authorized to conduct any investigation appropriate to fulfilling its responsibilities and may retain, at the Company's expense, such consultants and experts as it deems necessary to assist it in conducting any such investigation.

MEETINGS:

  The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule which it will provide to the Board of Directors in advance.

  The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditor's examination and management report.

MINUTES:

  The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

                                                                      2022-PS-01

                                  APPENDIX B
                                  ----------

                                     PROXY
                         OMNIVISION TECHNOLOGIES, INC.
                 PROXY FOR 2001 ANNUAL MEETING OF STOCKHOLDERS

                              September 17, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of OMNIVISION TECHNOLOGIES, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated August 17, 2001, and hereby appoints Shaw Hong and Raymond Wu, each as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Stockholders of OmniVision Technologies, Inc. to be held on September 17, 2001 at 2:00 p.m. local time, at 930 Thompson Place, Sunnyvale, California 94085 and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

-----------------------------------------------------------------------------------------------------------------------
1.       ELECTION OF CLASS I DIRECTORS:                                                     WITHHOLD
         NOMINEES:                                                            FOR           FOR ALL
                                                                              |_|             |_|
         Shaw Hong and Edward C.V. Winn

         INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below
         -------------------------------------------

2.       RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT            FOR           AGAINST         ABSTAIN
         PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDED APRIL 30, 2002          |_|             |_|             |_|

and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof. THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE COMPANY'S NOMINEES FOR THE ELECTION TO THE BOARD OF DIRECTORS, FOR THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, OR AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING, AMONG OTHER THINGS, CONSIDERATION OF ANY MOTION MADE FOR ADJOURNMENT OF THE MEETING.

Signature(s)                                            Dated             , 2001
            --------------------------------------------     -------------

Signature(s)                                            Dated             , 2001
            --------------------------------------------     -------------

This proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.